                                                                    EXHIBIT 10.2

                                    CONSENT

August 13, 2001


Aviation Sales Company
and Subsidiaries
3601 Flamingo Road
Miramar, Florida 33027
Attn: Chief Financial Officer

          Re: Fourth Amended and Restated Credit Agreement dated as of May 31, 2000, as amended (the "Credit Agreement")

Gentlemen:

          Reference is made to the Credit Agreement and all capitalized terms used herein which are defined in the Credit Agreement shall have the meanings herein as therein assigned.

          You have requested that the due date for delivery of the management letter from your independent accountants set forth in Section 8.01(e) of the Credit Agreement be deferred to September 30, 2001.

          The undersigned Lenders, representing at least the Requisite Lenders, hereby consent to the extension of such due date to September 30, 2001; provided
                                                                        --------
that (i) obligees under the TROL Documents shall have consented, by August 13,
----
2001, to the extension of such delivery date to September 30, 2001, and (ii) the Borrowers and Guarantors acknowledge and agree to the terms of this Consent on August 13, 2001, where referenced below.

          Except as consented to as expressly set forth above, (a) the execution and delivery of this Consent shall in no way affect any right, power or remedy of the Agent, Lenders or Issuing Banks with respect to any Event of Default or Potential Event of Default or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents and (b) the Credit Agreement, the other Loan Documents, and, in each instance, all other documents, instructions, and agreements executed and/or delivered pursuant thereto and in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          This Consent may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document. Delivery of an executed counterpart of this Consent by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, this Consent has been duly executed and delivered as of the day and year first written above.

CITICORP USA, INC.                         HELLER FINANCIAL, INC.


By /s/ Miles D. Mc Manus                   By /s/ Albert J. Forzano
  -----------------------------              ------------------------------
  Name:  Miles D. Mc Manus                   Name:  Albert J. Forzano
  Title: Vice President                      Title: Vice President


NATIONAL CITY COMMERCIAL                   SALOMON BROTHERS HOLDING
FINANCE, INC.                              COMPANY INC.


By /s/ Kathryn C. Ellero                   By /s/
  -----------------------------              ------------------------------
  Name:  Kathryn C. Ellero                   Name:
  Title: Vice President                      Title:


FIRST UNION COMMERCIAL                     BANK OF AMERICA, N.A.
CORPORATION


By /s/ Ron R. Ferguson                     By
  -----------------------------              ------------------------------
  Name:  Ron R. Ferguson                     Name:
  Title: Senior Vice President               Title:


FIRSTAR BANK, N.A.                         AMSOUTH BANK


By /s/ Steven C. Gonzalez                  By /s/ Barry S. Renoco
  -----------------------------              ------------------------------
  Name:  Steven C. Gonzalez                  Name:  Barry S. Renoco
  Title: Vice President                      Title: Attorney-in-Fact


THE INTERNATIONAL BANK OF                  ARK CLO 2000-I, LIMITED
MIAMI, N.A.                                By:  Patriarch Partners, LLC, as
                                                  Collateral Manager


By /s/ Caridad Errazquin                   By /s/ Lynn Tilton
  -----------------------------              ------------------------------
  Name:  Caridad Errazquin                   Name:  Lynn Tilton
  Title: Vice President                      Title: Authorized Signatory

PNC BANK NATIONAL ASSOCIATION              CITIZENS BUSINESS CREDIT
                                           COMPANY


By /s/ Meridith Fitz                       By /s/ Lawrence E. Jacobs
  ---------------------------------          ------------------------------
  Name: Meredith Fitz                        Name: Lawrence E. Jacobs
  Title: Assistant Vice President            Title: Vice President


TCS EUROPEAN INVESTMENTS INC.              TRAVELERS EUROPEAN INVESTORS
                                           LLC


By /s/ John Pickett                        By /s/ John Pickett
  ---------------------------------          ------------------------------
  Name: John Pickett                         Name: John Pickett
  Title: Citibank International plc          Title: Citibank International plc
         Special Situation Group                    Special Situation Group
         as investment advisor to                   as investment advisor to
         TCS European Investments, Inc.             Travelers European
                                                    Investors LLC

GOLDEN TREE HIGH YIELD PARTNERS L.P.


By /s/ Thomas H. Shondell
  ---------------------------------
  Name: Thomas H. Shondell
  Title: Partner

The terms and conditions of the aforesaid Consent are hereby acknowledged and accepted by each of the Borrowers and Guarantors and each Borrower and Guarantor hereby represents and warrants that no consents, approvals or waivers with respect to the agreements entered into in connection with the Consent, which have not been obtained, are required under the terms of the Borrowers' and Guarantors' respective material Contractual Obligations.

AVIATION SALES DISTRIBUTION              AEROCELL STRUCTURES, INC.
SERVICES COMPANY


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  ---------------------------               -----------------------
 Name: Michael C. Brant                    Name Michael C. Brant
 Title: Vice President                     Title: Vice President


AVS/M-1, INC.                            WHITEHALL CORPORATION


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  ---------------------------               -----------------------
 Name: Michael C. Brant                    Name Michael C. Brant
 Title: Vice President                     Title: Vice President


TRIAD INTERNATIONAL MAINTENANCE          AVS/M-2, INC.
CORPORATION


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  ---------------------------               -----------------------
 Name: Michael C. Brant                    Name Michael C. Brant
 Title: Vice President                     Title: Vice President


AIRCRAFT INTERIOR DESIGN, INC.           CAI/AVI, INC.


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  ---------------------------               -----------------------
 Name: Michael C. Brant                    Name Michael C. Brant
 Title: Vice President                     Title: Vice President

AVIATION SALES COMPANY                   AVIATION SALES LEASING COMPANY


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  --------------------------               ------------------------
 Name: Michael C. Brant                   Name: Michael C. Brant
 Title: Vice President                    Title: Vice President


TIMCO ENGINE CENTER, INC.                AVS/M-3, INC.


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  --------------------------               ------------------------
 Name: Michael C. Brant                   Name: Michael C. Brant
 Title: Vice President                    Title: Vice President


AVIATION SALES SPS I, INC.               AVIATION SALES PROPERTY
                                         MANAGEMENT CORP.


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  --------------------------               ------------------------
 Name: Michael C. Brant                   Name: Michael C. Brant
 Title: Vice President                    Title: Vice President


AVIATION SALES FINANCE COMPANY           AERO HUSHKIT CORPORATION


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  --------------------------               ------------------------
 Name: Michael C. Brant                   Name: Michael C. Brant
 Title: Vice President                    Title: Vice President

TIMCO ENGINEERED SYSTEMS, INC.           HYDROSCIENCE, INC.


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  --------------------------               ------------------------
 Name: Michael C. Brant                   Name: Michael C. Brant
 Title: Vice President                    Title: Vice President

AVIATION SALES MAINTENANCE, REPAIR      AVSRE, L.P.
& OVERHAUL, INC.                        By Aviation Sales Property Management
                                          Corp., as General Partner


By /s/ Michael C Brant                   By /s/ Michael C Brant
  --------------------------               --------------------------
 Name: Michael C Brant                    Name: Michael C Brant
 Title: Vice President                    Title: Vice President


cc: Sidley Austin Brown & Wood
    Akerman, Senterfitt & Eidson, P.A.